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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 January 2, 2002

                          BEACON CAPITAL PARTNERS, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                    000-24905                 04-3403281
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


     One Federal Street, 26th Floor, Boston, Massachusetts,      02110
     ------------------------------------------------------    ----------
         (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (617) 457-0400


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ITEM 5.  OTHER EVENTS

         On January 2, 2002, Beacon Capital Partners, Inc., its wholly-owned subsidiary, Beacon Capital Partners, L.P., and its wholly-owned subsidiary, BCP Strategic Partners, LLC, entered into a Management Agreement with Beacon Capital Partners, LLC, an entity affiliated with Alan M. Leventhal.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 10.1 - Management Agreement, dated January 2, 2002


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             BEACON CAPITAL PARTNERS, INC.

Date:  February 27, 2002                     By: /s/ Randy J. Parker
                                                 -------------------------
                                             Randy J. Parker
                                             Senior Vice President and
                                             Chief Financial Officer


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EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

Exhibit 10.1      Management Agreement, dated January 2, 2002